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                                                                      WF&G DRAFT
                                                                        01/31/03

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2003

                           RENAISSANCERE HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

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
                      Bermuda                                        34-0-26512                               98-013-8020
(State or other jurisdiction of incorporation)               (Commission File Number)              (IRS Employer Identification No.)


                            Renaissance House
                       8-12 East Broadway, Pembroke
                                  Bermuda                                                                       HM 19
                 (Address of principal executive offices)                                                    (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.        OTHER EVENTS.

On January 30, 2003, RenaissanceRe Holdings Ltd. (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of 4,000,000 7.30% Series B Preference Shares (the "Shares"), a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 1.1. The Shares were registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (Reg. No. 333-83308) of the Registrant.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)         Not applicable.

(b)         Not applicable.

(c)         Exhibits.

            The following exhibits are filed as part of this report:

                  1.1 Underwriting Agreement, dated January 30, 2003, by and between the Company and Salomon Smith Barney Inc., as the Representative for the Underwriters named in
                        Schedule II thereto.

                  4.1   Form of Share Certificate evidencing the Shares.

                  4.2 Certificate of Designation, Preferences and Rights of the Shares.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENAISSANCERE HOLDINGS LTD.

Date: February 3, 2003             By: /s/ Stephen H. Weinstein
                                       Name:  Stephen H. Weinstein
                                       Title: Vice President, General Counsel
                                                and Secretary
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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

   1.1 Underwriting Agreement, dated January 30, 2003, between the Company and Salomon Smith Barney Inc., as Representative for the Underwriters named in Schedule II thereto.

   4.1                     Form of Share Certificate evidencing the Shares.

   4.2 Certificate of Designation, Preferences and Rights of the Shares.


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